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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 10, 1998
                                                          -------------


                           EDUCATIONAL MEDICAL, INC.
                           -------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                                    --------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


        000-21567                                     65-0038445
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(COMMISSION FILE NUMBER                     (IRS EMPLOYER IDENTIFICATION NO.)


                           EDUCATIONAL MEDICAL, INC.
                      1327 NORTHMEADOW PARKWAY, SUITE 132
                             ROSWELL, GEORGIA 30076
                             ----------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)




       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:   (770) 475-9930
                                                             --------------
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ITEM 5: OTHER EVENTS

         On April 16, 1998, the Registrant filed a Registration Statement on Form S-1 (SEC File No. 333-50221) with respect to 1,873,999 shares of the Registrant's Common Stock to be sold by certain selling shareholders and 626,001 shares to be sold by the Registrant (the "Offering"). On May 26, 1998, the Registrant released summary financial information for the fiscal year ended March 31, 1998.

         The Registrant has amended the above described Registration Statement on Form S-1 to incorporate its consolidated financial statements as of and for the year ended March 31, 1998 so that current information may be provided in the Prospectus for the Offering; however, the Registrant's Annual Report on Form 10-K is not due to be filed until June 30, 1998. The Registrant is filing this Current Report on Form 8-K solely for the purpose of filing its consolidated financial statements as of and for the year ended March 31, 1998.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired:  Not Applicable

         (b)      Pro Forma Financial Information Relative to Acquired
                  Business:   Not Applicable

         (c)      Exhibits

                  99.1 Consolidated Financial Statements of Educational Medical, Inc. for the year ended March 31, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EDUCATIONAL MEDICAL, INC.



Date: June 10, 1998                     By:/s/ Vince Pisano
                                           ---------------------------------
                                           Vince Pisano, Vice President and
                                           Chief Financial Officer




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